SMC Global Securities Limited

Index to Condensed Consolidated Financial Statements for the Period Ended 31/12/2009

Pages

Statements of Income

2

Balance Sheets

4

Statements of Cash Flows

6

Statements of Changes in Shareholders’ Equity

8

Notes to Financial Statements

9

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended December 31, (Rs. in thousands, except per share data)	2008	2009	2009 Convenience translation into US$
Revenues:
Commission income	106,126	352,536	7,598
Proprietary trading, net	243,740	261,264	5,631
Distribution income, net	10,823	10,985	237
Interest and dividends	76,192	57,337	1,236
Other income	(2,693)	9,983	215
Total revenues	434,188	692,105	14,917
Expenses:
Exchange, clearing and brokerage fees	143,424	276,081	5,950
Employee compensation and benefits	115,277	240,100	5,175
Information and communication	8,405	30,764	663
Advertisement expenses	30,749	26,645	574
Depreciation and amortization	17,988	32,353	697
Interest expense	24,547	27,498	593
General and administrative expenses	48,130	88,818	1,914
Total expenses	388,520	722,259	15,566
Earnings before income taxes	45,668	(30,154)	(649)
Income taxes	7,368	(9,498)	(205)
Earnings after income taxes	38,300	(20,656)	(444)
Share in profits of equity investee	(11,854)	(1,840)	(40)
Earnings before extraordinary gain	26,446	(22,496)	(484)
Extraordinary gain	10,802	29,756	641
Minority Interest	(3,072)	(7,232)	(156)
Net income	34,176	14,492	313
Earnings per share:
Basic and diluted: Net income	3.81	1.39	0.03
Weighted average number of shares used to compute basic earnings per share	8,968,822	10,430,759	10,430,759

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the nine months ended December 31, (Rs. in thousands, except per share data)	2008	2009	2009 Convenience translation into US$
Revenues:
Commission income	401,644	1,022,355	22,034
Proprietary trading, net	468,299	864,543	18,632
Distribution income, net	34,703	27,776	599
Interest and dividends	201,058	179,394	3,866
Other income	15,919	19,343	417
Total revenues	1,121,623	2,113,411	45,548
Expenses:
Exchange, clearing and brokerage fees	497,858	916,233	19,747
Employee compensation and benefits	288,504	645,747	13,917
Information and communication	31,633	86,055	1,855
Advertisement expenses	50,790	95,884	2,066
Depreciation and amortization	43,848	90,569	1,952
Interest expense	78,594	75,186	1,620
General and administrative expenses	147,261	239,382	5,159
Total expenses	1,138,488	2,149,056	46,316
Earnings before income taxes	(16,865)	(35,645)	(768)
Income taxes	(13,031)	(10,080)	(217)
Earnings after income taxes	(3,834)	(25,565)	(551)
Share in profits of equity investee	(12,802)	(3,823)	(82)
Earnings before extraordinary gain	(16,636)	(29,388)	(633)
Extraordinary gain	45,514	29,756	641
Minority Interest	(3,072)	(9,846)	(212)
Net income	25,806	10,214	220
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	(1.85)	(1.87)	(0.04)
Basic and diluted: Extraordinary gain	5.07	2.85	0.06
Basic and diluted: Net income	2.88	0.98	0.02
Weighted average number of shares used to compute basic earnings per share	8,968,822	10,430,759	10,430,759

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2009	December 31, 2009	December 31, 2009 Convenience translation into US$
Assets
Cash and cash equivalents	51,727	74,130	1,598
Receivables from clearing organizations (net of allowance for doubtful debts of Rs Nil as of March 31, 2009 and Rs Nil as of December 31, 2009)	462,941	64,191	1,383
Receivables from customers (net of allowance for doubtful debts of Rs. 46,694 as of March 31, 2009 and Rs. 56,370 as of December 31, 2009)	874,055	1,482,946	31,960
Due from related parties	67,007	111,085	2,394
Securities owned:
Marketable, at market value	1,007,682	1,595,801	34,392
Commodities, at market value	17,664	163,688	3,528
Derivatives assets held for trading	-	17,065	368
Investments	31,299	745,603	16,069
Deposits with clearing organizations and others	1,600,865	1,729,794	37,280
Property and equipment (net of accumulated depreciation of Rs. 99,703 as of March 31, 2009 and Rs. 247,404 as of December 31, 2009)	194,119	359,894	7,756
Intangible assets (net of accumulated amortization of Rs. 37,485 as of March 31, 2009 and Rs. 69,493 as of December 31, 2009)	46,949	55,290	1,192
Deferred taxes, net	70,676	156,448	3,372
Other assets	1,003,691	1,301,061	28,040
Total Assets	5,428,675	7,856,996	169,332
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	21,571	124,929	2,692
Payable to customers	1,239,598	2,180,106	46,986
Derivatives held for trading	125,305	-	-
Accounts payable, accrued expenses and other liabilities	132,635	272,887	5,881
Due to related parties	647,948	9,909	214
Overdrafts and long term debt	389,247	790,719	17,041
Total Liabilities	2,556,304	3,378,550	72,814
Commitments and contingencies (Note 19)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2009	December 31, 2009	December 31, 2009 Convenience translation into US$
Minority interest	36,852	276,027	5,949
Shareholders' Equity
Common Stock	89,921	104,784	2,258

(15,000,000 common shares authorized; 8,992,146 and 10,478,387 equity shares issued and outstanding as of March 31, 2009 and December 31, 2009; par value Rs. 10)

(5,000,000 preference shares authorized; Nil and Nil issued and outstanding as of March 31, 2009 and December 31, 2009; par value Rs. 10)

Convertible Share warrant	-	123,998	2,673
Foreign Exchange Currency Reserve	-	(11,889)	(256)
Share Application Money	-	6,000	129
Additional paid in capital	1,999,726	2,762,851	59,544
Accumulated other comprehensive income / (loss)	(1,041)	5,528	119
Retained earnings	746,913	1,211,147	26,102
Total Shareholders' Equity	2,835,519	4,202,419	90,569
Total Liabilities and Shareholders' Equity	5,428,675	7,856,996	169,332

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the nine months ended December 31, (Rs. in thousands)	2008	2009	2009 Convenience translation into US$
Cash flows from operating activities
Net profit	25,806	10,214	220
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	43,848	90,569	1,952
Deferred tax expense / (benefit)	(21,148)	(71,943)	(1551)
Share of profits in equity investee and extraordinary gain	12,802	3,823	82
Fair value (gain) / loss on sale of Property & equipment	(393)	(219)	(5)
Fair value (gain) / loss on sale of Investment	-	-	-
Fair value (gain) / loss on trading securities	7,997	12,750	275
Minority Interest	-	9,846	212
Unrealized foreign exchange (gain) / loss	(13,949)	-	-
Extraordinary gain	(45,514)	(29,756)	(641)
Provision for doubtful debt	25,000	5,000	108
Provision for gratuity	2,731	4,631	100
Changes in assets and liabilities:
Receivables from clearing organizations	279,766	403,025	8,686
Receivables from customers	(216,512)	537,455	11,583
Dues from related parties	69,947	30,495	657
Dues to related parties	(170,761)	(642,729)	(13,852)
Securities owned	169,859	(594,988)	(12,823)
Commodities	(76,910)	(146,025)	(3,147)
Derivatives held for trading	1,542	(142,370)	(3,069)
Deposits received from customers	1,600	(7,792)	(168)
Deposits with clearing organizations and others	372,127	(26,604)	(573)
Membership in exchanges	(993,712)	(2,655)	(57)
Other assets	(9,341)	(76,930)	(1,658)
Payable to broker-dealers and clearing organisations	373,302	98,363	2,120
Payable to customers	-	250,906	5,407
Accrued expenses	27,906	117,325	2,529
Net cash provided by operating activities	(134,007)	(167,609)	(3,612)

Cash flows from investing activities
Purchase of property and equipment	(129,600)	(145,392)	(3,133)
Purchase of investments	(87,323)	(714,304)	(15,394)
Acquisition of intangible assets	(5,262)	(24,090)	(519)
Procedd from sale of property & equipment	1,033	1,233	27

Other Comprehensive income (loss) movement	-	6,570	142
Acquisition of business, net of cash acquired	45,514	29,756	641
Net cash used in investing activities	(175,638)	(846,227)	(18,236)

Cash flows from financing activities
Net movement in overdrafts and long term debt	(442,811)	368,937	7,951
Movement in Minority Interest	41,583	239,175	5,155
Proceed from issue of share capital	1,886	1,110	24
Proceed from issue of share warrant	-	123,998	2,672
Proceed from share application	-	6,000	129
Foreign Exchange Currency Reserve	-	(11,889)	(256)
Additional paid in capital	635,943	308,892	6,657
Net cash provided by financing activities	236,601	1,036,223	22,332
Effect of exchange rate changes on cash and cash equivalents	48,211	16	0
Net increase/(decrease) in cash and cash equivalents during the period	(24,833)	22,403	484
Add : Balance as of beginning of the period	53,103	51,727	1,115
Balance as of end of the period	28,270	74,130	1,598

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

Nine months ended December 31, 2008

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Accumulated other comprehensive income / (loss)	Minority	Total
	Shares	Par value				Interest
Balance as of March 31, 2008	8,803,500	88,035	1,371,543	832,477	(221)	-	2,291,834
Issue of common share	188,646	1,886	635,943	-	-	-	637,830
Balances as on March 31,2008 of Wealth, SMC Capital & Moneywise	-	-	-	99,809	-	-	99,809
Adjustment on account of acquisition	-	-	-	(232,822)	-	-	(232,822)
Exchange Fluctuation	-	-	-	(879)	-	-	(879)
Share premium received during the period	-	-	-	153,000	-	-	153,000
Accumulated other comprehensive income / (loss)	-	-	-	-	48,037		48,037
Extra ordinary gain	-	-	-	45,514	-	-	45,514
Minority interest added during the year	-	-	-	-	-	41,583	41,583
Net income for the period	-	-	-	(16,636)	-	-	(16,636)
Balance as of December 31, 2008	8,992,146	89,921	2,007,486	834,949	47,816	41,583	3,021,756
Balance as of December 31, 2008 Convenience translation into US$		1,851	41,323	17,187	984	856	62,202

Nine months ended December 31, 2009

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Foreign currency reserve	Retained earnings	Convertible Share Warrant	Share app money	Accumulated other comprehensive income / (loss)	Total
	Shares	Par value
Balance as of March 31, 2009	8,992,146	89,921	1,999,726	-	746,913	-	-	(1,041)	2,835,519
Issue of common share	1,486,241	14,863	409,172	-	-	123,998	6,000	-	554,033
Addition on amalgamation	-	-	353,953	-	454,020	-	-	-	807,973
Extra ordinary gain	-	-	-	-	29,756	-	-	-	29,756
Net income for the period	-	-	-	(11,889)	(19,542)	-	-	6,569	(24,862)
Balance as of Dec 31, 2009	10,478,387	104,784	2,762,851	(11,889)	1,211,147	123,998	6,000	5,528	4,202,419
Balance as of Dec 31, 2009 Convenience translation into US$	10,478,387	2,258	59,544	(256)	26,102	2,673	129	119	90,569

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) & Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. Further, the Company is trading and clearing member of NSE,BSE and MCX Stock Exchange Limited in currency segment of the Exchange. The Company has also acquired subsidiary SMC Wealth Management Services which is engaged in the business of portfolio management consultancy. Further, in the month of August, 2008 the Company has also become holding company of SMC Capitals Limited, registered as Category I Merchant Banker with SEBI and of Moneywise Financial Services Private Limited, registered as Non- Banking financial Company with Reserve Bank of India (“RBI").In the current financial year the company has promoted SMC ARC Limited as a wholly owned subsidiary for commencing Asset reconstruction related activities. During the period company has subscribed 390,000 equity shares (39%) in Sanlam Trustee Company (India) Ltd and 15,990,000 equity shares (39%) of Sanlam Investment Management (India) Limited. Its wholly owned subsidiary, SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”), Multi Commodity Exchange of India (“MCX”), Indian Commodity Exchange (“ICX”), National Multi Commodity Exchange (“NMCE”) in the commodity future market. It is also a trading member of National Spot Exchange Limited (“NSEL”) and NCDEX SPOT Exchange.. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”) and SMC Insurance Brokers Private Limited is also wholly owned subsidiary of SMC Comtrade Limited and holds broking license from IRDA(Insurance & regulatory development authority of India) in the life and non life insurance.

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange, Guwhati Stock Exchange and Calcutta Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.

Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed consolidated financial statements of SMC Global Securities Limited and its wholly-owned subsidiary (‘Group’) for the Nine months ended Dec 31, 2009 and 2008 are unaudited. In the opinion of management, the condensed consolidated financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The Condensed Consolidated Balance Sheet as of March 31, 2009, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America for full financial statements. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2009.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

The Group does not have any outstanding dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In October 2008, the FASB issued FSP FAS 157-3, “Determining Fair Value of Financial Assets When the Market for That Asset is Not Active.” The FSP clarifies that companies can use internal assumptions to determine the fair value of a financial asset when markets are inactive, and do not necessarily have to rely on broker quotes. The FSP confirms a joint statement by the FASB and the SEC in which they stated that companies can use internal assumptions when relevant market information does not exist and provides an example of how to determine the fair value for a financial asset in a non-active market. The FASB emphasized that the FSP is not new guidance, but rather clarifies the principles in SFAS 157.

Revisions resulting from a change in the valuation technique or its application should be accounted for prospectively as a change in accounting estimate. The FSP was effective upon issuance and did not have a material impact.

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue 99-20,” to achieve more consistent determination of whether other-than-temporary impairments of available-for-sale or held-to-maturity debt securities have occurred. This FSP aligns the impairment model of Issue No. 99-20 with that of FASB Statement 115, Accounting for Certain Investments in Debt and Equity Securities. SFAS 115 requires entities to assess whether it is probable that the holder will be unable to collect all amounts due according to the contractual terms. The FSP eliminates the requirement to consider market participants’ views of cash flows of a security in determining whether or not impairment has occurred. The FSP is effective for interim and annual reporting periods ending after December 15, 2008 and applied prospectively. The impact of adopting this FSP was not material.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The FSP was effective upon issuance and did not have a material impact.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The FSP was effective upon issuance and did not have a material impact.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP FIN 39-1”). FSP FIN 39-1 modifies FIN No. 39, Offsetting of Amounts Related to Certain Contracts, and permits companies to offset cash collateral receivables or payables with net derivative positions. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007 which is fiscal year commencing April 1, 2008 for us with early adoption permitted. The FSP was effective upon issuance and did not have a material impact.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1. This amendment clarified the acceptability of the existing market practice of offsetting the amounts recorded for cash collateral receivables or payables against the fair value amounts recognized for net derivative positions executed with the same counterparty under the same master netting agreement, which was the Company’s prior accounting practice. Thus, this amendment did not affect the Group’s consolidated financial statements.

SFAS 159 provides an option on an instrument-by-instrument basis for most financial assets and liabilities to be reported at fair value with changes in fair value reported in earnings. After the initial adoption, the election is made at the acquisition of a financial asset, a financial liability, or a firm commitment and it may not be revoked. SFAS 159 provides an opportunity to mitigate volatility in reported earnings that resulted prior to its adoption from being required to apply fair value accounting to certain economic hedges (e.g., derivatives) while having to measure the assets and liabilities being economically hedged using an accounting method other than fair value. The FSP was effective upon issuance and did not have a material impact.

In December 2007, FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51 (SFAS 160). SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This Statement requires the recognition of a non-controlling interest as equity in the consolidated financial statements and separate from the parent’s equity. Purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. The Group will be required to adopt this new Statement prospectively to all non-controlling interest, including any that arose before the effective date, for fiscal years, beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited. The Group in the process of evaluating the impact SFAS 160 will have on the Group’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations" (“SFAS 141R”), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, and interim periods within those fiscal years. SFAS 141R will become effective for the Company with its fiscal year beginning April 1, 2009. The Group will adopt SFAS 141R for all acquisitions consummated on or after April 1, 2009.

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 requires enhanced disclosures on derivative and hedging activities by requiring objectives to be disclosed for using derivative instruments in terms of underlying risk and accounting designation. This Statement requires disclosures on the need of using derivative instruments, accounting of derivative instruments and related hedged items, if any, under SFAS 133 and effect of such instruments and related hedge items, if any, on the financial position, financial performance and cash flows. The Group will be required to adopt this new Statement prospectively, for fiscal years beginning after November 15, 2008 which is fiscal year commencing April 1, 2009 for us. The Group in the process of evaluating the impact SFAS 161 will have on the Group’s consolidated financial statements.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

In December 2008, the FASB issued FSP FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets.” This FSP requires that information about plan assets be disclosed, on an annual basis, based on the fair value disclosure requirements of SFAS 157. The disclosures about plan assets required by this FSP are effective for fiscal years ending after December 15, 2009, but would have no effect on the Consolidated Balance Sheet or Statement of Income.

In June 2008, the FASB issued an exposure draft proposing expanded disclosures regarding loss contingencies accounted for under FASB Statement No. 5, Accounting for Contingencies, and SFAS 141(R). This proposal increases the number of loss contingencies subject to disclosure and requires substantial quantitative and qualitative information to be provided about those loss contingencies. The proposed effective date is December 31, 2009.

In November 2008, the FASB ratified the consensus reached by the EITF on Issue 08-6, “Equity Method Investment Accounting Considerations” (Issue 08-6). Under Issue 08-6, an entity shall measure its equity method investment initially at cost in accordance with SFAS 141(R). Any other-than temporary impairment of an equity method investment should be recognized in accordance with Opinion 18. An equity method investor shall not separately test an investee’s underlying assets for impairment. Share issuance by an investee shall be accounted for as if the equity method investor had sold a proportionate share of its investment, with gain or loss recognized in earnings. Issue 08-6 is effective for Group on April 1, 2009, and is not expected to have a material impact.

In November 2008, the FASB ratified the consensus reached by the EITF on Issue 08-7, “Accounting for Defensive Intangible Assets” (Issue 08-7). According to Issue 08-7, an acquired defensive asset shall be accounted for as a separate unit of accounting (i.e., an asset separate from other assets of the acquirer). The useful life assigned to an acquired defensive asset shall be based on the period during which the asset would diminish in value. Issue 08-7 states that it would be rare for a defensive intangible asset to have an indefinite life. Issue 08-7 is effective for the Group on April 1, 2009, and is not expected to have a material impact.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4) . FSP 157-4 provides additional guidance to highlight and clarify the factors that should be considered in estimating fair value when there has been a significant decrease in market activity for an asset or liability. The guidance, which applies to all fair value measurements, does not change the objective of a fair value measurement. The FSP is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted in certain circumstances for periods ending after March 15, 2009. Entities are required to disclose, in the period of adoption of FSP 157-4, any changes in valuation technique and related inputs resulting from its application, together with the total effect of the change in valuation technique and related inputs by major category, if practicable. The Group is currently evaluating and assessing the impact, if any, of the adoption of FSP 157-4 on its consolidated financial statements.

In April, 2009, the FASB also issued FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (FSP 115-2). FSP 115-2 establishes a new method of recognizing and reporting other-than-temporary impairments of debt securities. The FSP also contains additional disclosure requirements related to debt and equity securities. FSP 115-2 is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. If an entity elects to early adopt FAS 115-2, it must concurrently adopt FSP FAS 157-4. The Group is currently evaluating and assessing the impact, if any, of the adoption of FSP 115-2 on its consolidated financial statements.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

 In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. The new standard is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. generally accepted accounting principles (GAAP) for non-governmental entities. SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (“PCAOB”) amendments to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The Group does not expect the adoption of SFAS No. 162 to have a material impact on its consolidated financial statements.

In April 2008, the FASB issued FASB Staff Position (“FSP”) No. Financial Accounting Standard 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP No. FAS 142-3”). FSP No. FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. FSP No. FAS 142-3 will become effective for the Company with its fiscal year beginning April 1, 2009. The Group does not believe that adoption of this accounting standard will have a significant impact on its consolidated financial statements.

3.

Business Combination

During the Nine months ending on Dec 31 ,2009 the Company has acquired another 1,000,000 shares of its subsidiary SMC Capitals Limited through fresh issue after which the total shareholding with the company is 97.18%, Besides this company has also acquired remaining 1,114,650 outstanding shares of Moneywise Financial Services Pvt. Limited for a consideration of Rs. 22,293,000/- resulting it a 100% subsidiary of the company. On acquiring minority interest, company has earned an extra ordinary gain of Rs. 12,703,426/- calculated as below.

Rs. in thousands	US $

Value of Minority Interest as on 31.03.2009

        34,919

753

Minority Interest in Profit/(Loss) during 01/04/09 to 30/06/09

                          1,073

                  23

Value of Minority Interest as on 30.06.09

                      35,992                            776

Less: Purchase price allocation

                        22,293                             480

Extraordinary gain/(Goodwill)                                                                                13,699                            295

One of the wholly owned subsidiary of the company, SMC Wealth Management Services Ltd., has  issued 7,499,999 shares to Sanlam Investment Management ( Proprietary) Limited and 5,749,301 shares to the company, after which the changed shareholding of the company in SMC Wealth Management Service Limited is 50% plus 1 share and the rest is held by Sanlam Investment Management ( Proprietary) Limited. The company has earned an extra ordinary gain of Rs.16,059,186/- on issue of 7,499,999 shares to  Sanlam Investment Management ( Proprietary) Limited, calculated as below.

Rs. in thousands	US $

Profit/(Loss) during F/Y 08-09

                     (22,561)

                (486)

Profit/(Loss) during 01/04/09 to 23/07/09

                       (9,557)                             (206)

Profit/(Loss) as on 23/07/2009

                     (32,118)                          (692)

50% Taken over by Minority Interest

                     (16,059)                          (346)

Extraordinary gain/(Goodwill)                                                                                16,059                            346

During the year company has subscribed 390,000 equity shares (39%) of SANLAM  Trustee Company (India) limited and 15,990,000 equity shares (39%) of SANLAM Investment Management (India) Limited. The Group allocates the purchase price of its acquisitions to the

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions. The allocation of purchase price paid to the shareholders of SAM Global Securities Limited is as follows:

Purchase price as on April 1, 2009.
SAM Global Securities Limited	Rs. in thousands	US $
Assets
Cash & cash equivalents	10,549	221
Receivables from broker-dealers and clearing organisations	4,276	90
Receivables from customers	1,126,846	23,604
Due from related party	74,572	1562
Securities owned, at market value	5,881	123
Securities owned, at Fair value	25,000	524
Deposits with clearing organisations and others	102,325	2,143
Membership in Exchanges:	2,036	43
Property and Equipment	90,265	1,891
Intangible Assets	6,576	138
Deferred taxes, net	13,829	290
Other assets	219,523	4,598
Share Capital (held by sam)	4,600	96
Liabilities
Payable to broker-dealers and clearing organisations	4,995	105
Reserves & Surplus	8,07,973	16,924
Payable to customers	6,97,392	14,608
Due to Related Parties	4,691	98
Accounts payable, accrued expenses and other liabilities	18,100	379
Debts	32,535	682
Investment in shares of SAM	1,959	41
Net assets acquired	118,633	2,485
Less: Purchase price allocation	118,633	2,485
Extraordinary gain/(Goodwill)	-	-

4.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2009	December 31, 2009	December 31, 2009
			US $
Equity shares	1,007,682	1,595,801	34,392
Commodities	17,664	163,688	3,528
Total	1,025,346	1,759,489	37,920

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

5.

Other Assets

Other assets consist of:

As of	March 31, 2009	December 31, 2009	December 31, 2009
			US $
Advance for application of shares in initial public offering	211	-	-
Advance for purchase of property	1,000	-	-
Advance to BCCL	564,286	618,235	13,324
Prepaid expenses	24,444	29,636	639
Security deposits paid	48,517	55,863	1,204
Advance tax, net	66,536	74,663	1,609
Others	298,697	522,664	11,264
Total	1,003,691	1,301,061	28,040

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications and VSAT.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and Fringe Benefit tax.

6.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Building	37,694	64,637	1,393
Equipment	41,691	84,860	1,829
Furniture and fixture	50,395	150,462	3,243
Computer hardware	111,621	244,599	5,271
Vehicle	16,248	26,567	572
Satellite equipment	36,173	36,173	780
Total property and equipment	293,822	607,298	13,088
Less: Accumulated depreciation	99,703	247,404	5,332
Total property and equipment, net	194,119	359,894	7,756

Depreciation expense amounted to Rs. 24,581 and Rs. 69,342 for the three and Nine months ended December 31, 2009 respectively. Depreciation expense amounted to Rs. 14,378 and Rs. 33,731 for the three and Nine months ended December 31, 2008 respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

Included in property and equipment are the following assets under capital lease:

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Vehicle	4,391	3,556	77
Total leased property and equipment	4,391	3,556	77
Less: Accumulated depreciation	1,218	699	15
Total leased property and equipment, net	3,173	2,857	62

7.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Intangible assets subject to amortization
Software	70,908	111,709	2,408
Customer relationship	7,500	7,500	162
Intangible assets not subject to amortization
Goodwill	1,500	1,500	32
Membership in exchanges	4,526	4,074	88
Total intangible assets	84,434	124,783	2,690
Less: Accumulated amortization	37,485	69,493	1,498
Total intangible assets, net	46,949	55,290	1,192

Amortization expense amounted to Rs. 7,771 and Rs. 21,227 for the three and nine months ended December 31, 2009 respectively. Amortization expense amounted to Rs. 3,610 and Rs. 10,117 for the three and nine months ended December 31, 2008 respectively.

8.

Investments

Investments consist of:

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Investments accounted for by equity method	19,287	15,463	333
Investments carried at cost	12,012	730,140	15,736
Total	31,299	745,603	16,069

As part of its corporate strategy and in the normal course of its business, the Group makes investments in the equity of companies which are engaged in businesses similar to Group’s core business.

SMC Global holds 49,000 equity shares, representing 40% interest in Trackon Telematics Pvt. Ltd. The Group accounts for its investment in Trackon Telematics Pvt. Ltd. under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 15,463 as on Dec 31, 2009.

SMC Comtrade holds 100,000 shares in SMC Share Broker Limited. These investments are accounted for at cost. The market value of the said investment is not readily determinable. Based on a review of the financial statements of SMC Share Broker Limited the company has determined

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

that there is no impairment in the carrying value of the investment. The company holds 250,000 equity shares of Priknit Retails ltd, 11,401 shares of Bombay Stock Exchange Ltd, 15,990,000 equity shares of SANLAM Investment Management (India) Ltd, 390,000 equity shares of SANLAM Trustee Company. SMC Wealth Management holds investment in liquid funds for Rs. 506,285.

Investments accounted for by equity method represents investments in Trackon Telematics Pvt. Ltd.

9.

Overdrafts and Long Term Debt

Bank Overdrafts

The Group’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 54,983 and Rs. 692,440 as of March 31, 2009 and December 31, 2009, respectively, at average effective interest rates of 11.98% and 8.23%, respectively.  Deposits have been placed by the Group with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 332,657 and Rs. 94,381 at March 31, 2009 and December 31, 2009, respectively.

Long Term Debt

Long term debt outstanding comprises of term loans taken against vehicles. The long-term debt was Rs.  1,607 and Rs. 254 at March 31, 2009 and December 31, 2009, respectively, at average effective interest rates of 8.3% and 11.22%, respectively.  Long-term debt is secured by pledge of vehicles.

Refer note 16 for assets pledged as collateral.

10.

Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). Previously STT had been considered in calculating current tax as a part of advance tax, but now STT is allowed to be treated as business expenses for the year ended March 31, 2009. STT charged to expense amounted to Rs. 347,406 and Rs.391,385 for the years ended March 31, 2009 and Dec 31, 2009 respectively.

11.

Distribution Income

The net distribution income comprises of:

Quarter ended December 31,	2008	2009	2009 US $
Gross distribution revenue	11,424	42,795	923
Less: Distribution revenues attributable to sub-brokers	601	31,810	686
Net distribution income	10,823	10,985	237

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

Nine months ended December 31,	2008	2009	2009 US $
Gross distribution revenue	72,554	105,640	2,277
Less: Distribution revenues attributable to sub-brokers	37,851	77,864	1,678
Net distribution income	34,703	27,776	599

12.

Payable to Broker Dealers and Clearing Organizations

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Payable to clearing organizations	11,733	64,694	1,394
Commission payable	9,838	60,235	1,298
Total	21,571	124,929	2,692

13.

Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Security deposits	27,275	29,269	631
Accrued expenses	40,785	92,235	1,988
Other liabilities	31,869	67,047	1,445
Provision for gratuity	6,390	13,690	295
Accrued payroll	26,316	70,646	1,522
Total	132,635	272,887	5,881

Security deposits primarily include deposits taken from sub-brokers for satellite equipment and deposits from employees.

14.

Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended December 31, 2008 and 2009  comprises the following components:

Quarter ended December 31,	2008	2009	2009 US $
Service cost	269	150	3
Interest cost	54	348	8
Amortization	866	20	-
Net gratuity costs	1,189	518	11

Nine months ended December 31,	2008	2009	2009 US $
Service cost	1,136	2,110	46
Interest cost	228	8,540	184
Amortization	3,650	(6,340)	(137)
Net gratuity costs	5,014	4,310	93

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

The Group has contributed Rs. Nil and Rs. Nil in the three and nine months ended December 31, 2009 and expects to contribute approximately Rs. 1,500 to the gratuity trust during the remainder of fiscal 2009-10.

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 3,086 and Rs. 7,512 for the three and nine months ended December 31, 2009 respectively.

The Company’s contribution towards the provident fund amounted to Rs. 1,302 and Rs. 3,596 for the three and nine months ended December 31, 2008 respectively.

15.

Income Taxes

The effective tax rate was 33.99% and 33.99% for the three and nine months ended December 31, 2009 respectively. The effective tax rate was 33.99% and 33.99% for the three and nine months ended December 31, 2008 respectively.

The Group’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2007-08 and onwards.  The Group continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

16.

Collateral and Significant Covenants

The Group has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Group has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2009	December 31, 2009	December 31, 2009 US $
Fixed deposits	1,489,981	1,513,479	32,618
Securities owned	579,305	60,588	1,306
Property and equipment	9,531	9,531	205
Total	2,078,817	1,583,598	34,129

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Group, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Group.

Canara Bank, one of the bankers to the Group, has created first charge over book debts, outstandings, money receivables, claims, for credit facilities provided to the Group. The bank also has charge on advances against checks/ drafts of bill of exchange whatever may be the tender thereof drawn, accepted or endorsed by the Group with or without documents such as railway receipts, lorry receipts, air ways bill, post parcel, bill of lading or any other document of title to the goods, invoices, etc.

Oriental Bank of Commerce, was one of the bankers to the Group, has created equitable mortgage on specified property together with all buildings, super structures, property and equipment constructed or to be constructed, installed and or to be installed and all accretions there to, for

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

credit facilities provided to the Group. We are in process of satisfaction of charge with OBC, Rs. 10,000 credit facility with OBC has been surrendered in the year 1999 and as on date nothing is dues from our side as well as we have no account with OBC.

Dena Bank, one of the bankers to the Group, has created charge over goods, book debts, movable assets, for credit facilities provided to the Group.

The Federal Bank Limited, one of the bankers to the Group, has created charge over Term Deposit for credit facilities provided to the Group.

Punjab National Bank, one of the bankers to the Group, has created equitable mortgage on specified property, for credit facilities provided to the Group.

.

17.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended December 31, (in %)	2008	2009
Revenue from top two customers	3.54	1.48
Revenue from top five customers	6.59	2.89
Revenue from top ten customers	10.08	4.77

Nine months ended December 31, (in %)	2008	2009
Revenue from top two customers	4.81	1.57
Revenue from top five customers	7.76	2.90
Revenue from top ten customers	10.72	4.39

18.

Segment

The Group follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders.

        The group has recognized two segments in the current year: Capital and derivatives markets and commodities. The recognition of the segments is made as SMC Comtrade became wholly owned subsidiary on April 26, 2007 and SMC Comtrade financial statements are consolidated with the financial statements of the Company.

        The accounting policies of the segments are the same as those described in note 2 – Summary of Significant Accounting Policies. Revenues and expenses are directly attributable to segments. Management evaluates performance based on stand-alone revenues and earnings after taxes for the individual subsidiary companies in the Group.The summary of revenues & Earning after Taxes of these segments have been given as follows:

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

Quarter ended December 31, 2009

	Capital and derivatives markets	Commodities	Wealth Management	NBFC Services	Merchant Banking	Insurance Broking	Asset recons.	Total	US $
Revenue from external customer	539,308	66,133	11,305	10,386	3,382	61,384	207	692,105	14,917
Earnings after taxes	11,702	11,313	(12,101)	5,917	(3,805)	(33,823)	141	(20,656)	(444)
Total assets	5,869,225	719,492	562,373	392,829	58,829	240,910	13,338	7,856,995	169,332

Quarter ended December 31, 2008

	Capital and derivatives markets	Commodities	Wealth Management	NBFC Services	Merchant Banking	Insurance Broking	Total	US $
Revenue from external customer	335,635	43,644	647	32,012	810	21,441	434,188	8,938
Earnings after taxes	25,340	(8,981)	288	28,885	(4,367)	(6,989)	34,176	703
Total assets	4,088,363	875,251	42,670	307,412	56,862	67,495	5,422,286	111,617

	Capital and derivatives markets	Commodities	Wealth Management	NBFC Services	Merchant Banking	Insurance Broking	Asset Recon.	Total	US $
Revenue from external customer	1,696,124	194,414	20,864	36,056	7,724	157,331	898	2,113,411	45,548
Earnings after taxes	78,304	22,458	(28,413)	22,430	(14,809)	(106,114)	579	(25,565)	(551)
Total assets	5,869,225	719,492	562,373	392,829	58,829	240,910	13,338	7,856,995	169,332

Nine Month Ended  December 31,  2009

	Capital and derivatives markets	Commodities	Wealth Management	NBFC Services	Merchant Banking	Insurance Broking	Total	US $
Revenue from external customer	942,047	110,915	681	(1,475)	16,639	52,816	1,121,623	23,089
Earnings after taxes	35,945	(8,017)	(11,703)	9,919	27,199	(27,536)	25,807	531
Total assets	4,088,363	875,251	42,670	307,412	56,862	67,495	5,422,286	111,616

Nine Month Ended December 31, 2008

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

19.

Commitments and Contingent Liabilities

a) Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 36,397 and Rs. 96,822 for the three and nine months ended December 31, 2009 respectively. Rental expense amounted to Rs. 20,238 and Rs. 46,364 for the three and nine months ended December 31, 2008 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2009 and December 31, 2009, guarantees of Rs 2,495,275 and Rs. 1,356,000 are provided by various banks to exchange clearing houses for the Group, in the ordinary course of business, as a security for due performance and fulfillment by the Group of its commitments and obligations.

As of March 31, 2009 and December 31, 2009, the Company has provided corporate guarantees of Rs. 450,000 to and Rs. 500,000 to banks for guarantees issued by banks for SMC Comtrade to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue such guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Group recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential obligation for the Group to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Group is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Group’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. As litigation and the resolution of regulatory matters are inherently unpredictable, the Group cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Group believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Group.

SCN under SEBI Rules dated September 28, 2006

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that SMC Global executed structured trades in the scrip of Jubilant Organosys Limited (“JOL”) in collusion with a group of brokers during the year 2003 and thereby violated Regulations.  SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

The Company has filed a reply with SEBI in response to the SCN, denying having done any possible structured deals. The Company has submitted that the trades in JOL scrip were executed in the normal and usual course of business through the systems of exchange and no off market deals were done in the scrip. No response has been received from SEBI in this regard and the matter is pending with SEBI.

The Company has filed an application for consent before the Securities and Exchange Board of India on February 13, 2008. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

We have applied for consent on terms of Rs. 1,000 as settlement fees and Rs. 25 as administrative charges. Which was accepted by the SEBI vide consent order dt.Sep15,2009 and disposed in above said SCN.

Notice No. A&E/BS/PJ/125801/2008 DATD 15TH May, 2008- Adjudicating Officer

In the matter of certain dealing in F&O Segment of  NSE during 01.03.2004 to 31.03.2004. Notice incomplete- we have requested to forward us Annexure B of the notice and the same has received on 14.07.2008.

We have filed the application of consent order on August 4, 2008.

We have proposed to revise our offer to a consolidated sum of  Rs.750 as settlement fees towards consent terms whereupon the proceedings under Show Cause Notice No. A&E/BS/PJ/128801/2008 dated May 15,  2008 and SCN No. A&E/BS/ASG/121844/2008 March 31, 2008, mentioned under S.No. 2 and S.No.3 can be disposed off vide our letter dated 01-01-2009.

 In reply to our consent application in this regard, SEBI vide its consent order dated June 4, 2009 disposed the above adjudication against Company.

SCN under SEBI Rules dated March 31, 2008

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that during the period February 1, 2005 to March 31, 2005, SMC Global executed non genuine transactions in collusion with certain clients and brokers in the future and options segment of NSE. SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed an application for consent before the SEBI on May 1, 2008. The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount.

Another SCN dated May 15, 2008 was received by the Company, containing similar allegations as stated above for the period March 1, 2004 to March 31, 2004. The Company has filed an application before the SEBI on June 1, 2008 for providing transaction logs and for grant of additional time for filing of reply. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

 In reply to our consent application in this regard, SEBI vide its consent order dated 5th June,2009 disposed the above adjudication against Company.

Adjudication - Show Cause Notice No. EAD-2/SD/AB/129911/2008 dated June 25, 2008-

In the matter of Proceedings under Rule 4 of the SEBI (Procedure for Holding Inquiry and Imposing Penalties by Adjudicating Officer) Rules, 1995.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

It has been alleged that omissions/commissions stated in the notice have resulted in violation of various Regulations of the SEBI (Stock Brokers and Sub-Brokers) Regulations, 1992 and SEBI Circulars. The said notice is in the matter of Complaint of Abohar Investor Forum, an Investor Association against one Mr. Dhreeraj Kumar Madan.

We are in the process of availing the consent orders as described under SEBI Circular No. EFD/ED/Cir-1/2007 dated April 20, 2007. In our efforts towards availing consent order in this matter We have proposed  to revise our offer to Rs.750 towards settlement charges and Rs. 25,000 towards administrative charges in the matter, the same has been accepted by SEBI vide their letter Dated. June 25,2009 and further SEBI vide its consent order dated 31stJuly ,2009 disposed the above adjudication against Company.

Adjudication - Show Cause Notice No. EAD-2/SD/AB/129910/2008 dated June 25, 2008

In the matter of proceedings under Rule 4 of the SEBI (Procedure for Holding Inquiry and Imposing Penalties by Adjudicating Officer) Rules, 1995. It has been alleged that  omissions/commissions stated in the notice have resulted in violation of various Regulations of the  SEBI (Stock Brokers and Sub-Brokers) Regulations, 1992 and SEBI Circulars. The said notice is in the matter of Complaint of Abohar Investor Forum, an Investor Association against one Mr. Dhreeraj Kumar Madan.

We have proposed  to revise our offer to Rs.750 towards settlement charges and Rs. 25  towards administrative charges in the matter, the same has been accepted by SEBI vide their letter Dated. June 25, 2009.  SEBI vide its consent order dated 31stJuly ,2009 disposed the above adjudication against Company.